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                                                                   EXHIBIT 10.37

                             STOCK PURCHASE WARRANT

                          HOMECOM COMMUNICATIONS, INC.
                                  COMMON STOCK
                               ($.0001 Par Value)

                                                        DATED DECEMBER 23, 1997

50,000 SHARES                                      VOID AFTER DECEMBER 23, 2000


         This certifies that, for value received, THE MALACHI GROUP, INC. (the "Holder"), its permitted successors and assigns, is entitled, upon the due exercise hereof at any time during the period commencing on DECEMBER 23, 1997, and terminating at 5:00 p.m. E.S.T. on DECEMBER 23, 2000, to purchase Fifty Thousand (50,000) shares of common stock, $.0001 par value per share ("Common Stock"), of HOMECOM COMMUNICATIONS, INC., a Delaware corporation (hereinafter called "HomeCom"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $15.825 per share multiplied by the number of shares of Common Stock being purchased (hereinafter referred to as the "Exercise Price"), subject to adjustment upon the occurrence of the of the contingencies set forth in this Warrant. Shares issuable upon exercise of this Warrant are hereinafter referred to as the "Warrant Shares."


SECTION I. DURATION AND EXERCISE OF WARRANT. This Warrant shall expire on 5:00 p.m. E.S.T. on DECEMBER 23, 2000 (the "Expiration Date"). After the Expiration Date, any unexercised portion of this Warrant will be wholly void and of no value. This Warrant may be exercised by the Holder on any business day beginning on the date hereof and on or prior to the Expiration Date. For purposes of this Warrant, the term "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         Subject to the provisions of this Warrant, the Holder shall have the right to purchase from HomeCom (and HomeCom shall as soon as practicable, subject to Section V, issue and sell to such Holder) Fifty Thousand (50,000) fully paid and nonassessable shares of Common Stock, including any shares of any class or series of stock into which such shares may hereafter be changed and subject to the adjustments contemplated by Section IV hereof, at the Exercise Price, upon surrender to HomeCom of this Warrant, together with a Warrant Exercise Agreement in the form attached hereto as EXHIBIT 1 duly filled in and executed by the Holder or his duly authorized agent, and upon payment of the Exercise Price in lawful money of the United States of America in cash, by cashier's check payable to the order of HomeCom or by wire transfer to HomeCom's account of immediately available funds. The number of Warrant Shares, and the amount and type of securities or other property purchasable upon exercise of this Warrant shall be subject to adjustment as provided in Section IV.


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         Subject to Section IV, (i) upon such surrender of this Warrant and payment of the Exercise Price on or prior to the Expiration Date, HomeCom shall deliver or cause to be delivered to the Holder certificates or other appropriate instruments for the Warrant Shares and any other securities, and such other property issuable upon the exercise of this Warrant, in such name or names as the Holder shall designate on the Form of Exercise attached thereto; and (ii) such Warrant Shares, securities and other property shall be deemed to have been issued, and any person so designated therein shall be deemed to have become, the holder of record of such Warrant Shares, securities or property as of the date of the surrender of this Warrant and payment of the Exercise Price.

         This Warrant shall be exercisable, at the election of the Holder, either in its entirety or from time to time in part only. Upon the exercise of only a portion of this Warrant, the Holder shall be required to pay HomeCom upon exercise of such portion of this Warrant a fraction of the Exercise Price equal to the fraction of this Warrant so exercised. In the event that less than all of this Warrant is exercised, HomeCom shall cause a new Warrant to be issued to the Holder or such person or entity as shall be designated in the Form of Exercise for the remaining portion of the Warrant.

SECTION II. REGISTRATION; TRANSFERS AND EXCHANGES. HomeCom shall maintain at its executive offices a register reflecting the ownership of the Warrant Shares and any permitted transfers thereof from time to time (the "Warrant Register").

         HomeCom may deem and treat the Holder of this Warrant as indicated in the Warrant Register as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and HomeCom shall not be affected in any way by any notice to the contrary. Upon written notice to HomeCom by the Holder and its permitted transferee of a transfer of this Warrant in accordance with the terms hereof, HomeCom shall reflect such transfer in the Warrant Register.

         Holder acknowledges and understands that neither this Warrant nor the Warrant Shares are registered under the Securities Act of 1933, as amended ("Federal Act") or under any state securities law. If at any time during which this Warrant is exercisable according to its terms there is no effective Registration Statement on file with the Securities and Exchange Commission (the "Commission") covering the Warrant Shares then acquirable hereunder, the offer and sale of the Warrant Shares to the holder of this Warrant must be exempt from the registration requirements of the Federal Act, and such state securities laws as shall be applicable; and in the case of an exemption, only if HomeCom has received an opinion of counsel that such transaction does not require registration of the Warrant Shares, which opinion and which counsel shall be satisfactory to HomeCom in its sole discretion. HomeCom may condition such exercise upon its receipt of such representations, factual assurances and legal opinions as it shall deem necessary to determine and document the availability of any such exemption and may further condition such exercise upon such undertakings by the Holder or such restriction upon the transferability of the Warrant Shares to be acquired hereunder as it shall determine to be necessary to effectuate and protect the claim to any such exemption.

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         If this Warrant at any time becomes mutilated, lost, stolen or destroyed, HomeCom will issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent Warrant, but only upon receipt of evidence satisfactory to HomeCom of such loss, theft or destruction of such Warrant and indemnity reasonably satisfactory to HomeCom.

SECTION III. PAYMENT OF TAXES. HomeCom shall not be required to pay any transfer, documentary, stamp or other taxes imposed under any federal, state or local laws on Warrants issued pursuant to transfers or exchanges or under other circumstances covered in Sections II and V hereof.

         HomeCom shall not be required to pay any tax or taxes or government charges of any kind that may be payable in respect of any issuance of any stock certificates for Warrant Shares, any certificates or other instruments for any other securities, or any other property purchased upon exercise of this Warrant. HomeCom shall not be required to issue or deliver such stock certificates, certificates or other instruments for other securities, or other property unless or until the person requesting the issuance thereof shall have paid to HomeCom the amount of any such tax or government charge or shall have established to the satisfaction of HomeCom that such tax or government charge has been paid.

SECTION IV. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES PURCHASABLE HEREUNDER. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section IV.

             A. In case HomeCom shall at any time after the date of this Warrant (i) declare a dividend on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which HomeCom is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder of the Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

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                  1.       No adjustment in the Exercise Price shall be required
                           unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this Section IV are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  2. In the event that at any time, as a result of an adjustment made pursuant to Section IV the holder of the Warrant thereafter exercised shall become entitled to receive any shares of capital stock of HomeCom other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock purchasable pursuant to this Warrant.

                  3. Upon each adjustment of the Exercise Price as a result of the calculations made in Section IV, the Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to such adjustment of the number of Warrant Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

             B. In case of any capital reorganization of HomeCom, or of any reclassification of the Common Stock (other than a change in par value, or from no par value to par value, or as a result of subdivision or combination), or in case of the consolidation of HomeCom with or the merger of HomeCom with any other corporation or association (other than a consolidation or merger in which (i) HomeCom is the continuing corporation and (ii) the holders of HomeCom's Common Stock immediately prior to such merger or consolidation continue as holders of Common Stock after such merger or consolidation) or of the sale of the properties and assets of HomeCom as, or substantially as, an entirety to any other corporation or association, the Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein, for the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section IV with respect to the rights and interests thereafter of the holder of the Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other


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                  securities or property thereafter deliverable on the exercise of the Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this Section IV. HomeCom shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or association (if other than HomeCom) resulting from such consolidation or merger or the entity purchasing such assets or other appropriate entity shall assume, by written instrument executed and delivered to HomeCom, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant.

SECTION V. FACTIONAL WARRANTS AND FRACTIONAL WARRANT SHARES. HomeCom expressly agrees that the Holder of this Warrant shall be entitled to exchange such Warrant for fractions of Warrants upon surrender of this Warrant to HomeCom in exchange for Warrants reflecting such fractions of Warrants; provided, however, that HomeCom will not be required to issue any fractional Warrants representing fractional shares of Common Stock upon exercise of this Warrant or distribute stock certificates or other instruments that evidence fractional shares of Common Stock and HomeCom will pay a cash adjustment in respect of any fractional shares of Common Stock or fractional shares of securities otherwise issuable upon the exercise of this Warrant.

SECTION VI. NO RIGHTS AS STOCKHOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, receive dividends or to be deemed for any purpose the holder of Warrant Shares or of any other securities of HomeCom that may at any time be issuable on the exercise of this Warrant, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of HomeCom or any right to vote on matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or, without limitation, otherwise), or to receive notice of meetings, or to receive subscription rights or otherwise, until this Warrant shall have been exercised as provided herein.

SECTION VII. ISSUANCE OF NEW WARRANTS. Notwithstanding any of the provisions of this Warrant to the contrary, HomeCom may, at its option, issue a new Warrant in such form as may be approved by its Board of Directors which reflect any adjustment or change in the number or kind or class of shares of stock or other securities or property purchasable under this Warrant made in accordance with the provisions hereof. HomeCom may, at its option, require the Holder of this Warrant to surrender its then current Warrant for any such new Warrant.

SECTION VIII. NOTICES. All instructions, notices and other communications to be given to any party hereto shall be in writing and shall be personally delivered or sent by first class or certified mail, postage prepaid and return receipt requested, and shall be deemed to be given for purposes


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of this Warrant on the day when delivered to the intended party (if by personal delivery) or three (3) days after mailing (if by mail) at its address specified below:

         (a)                        If to HomeCom:

                                    Building 14, Suite 100
                                    3535 Piedmont Road
                                    Atlanta, Georgia 30305
                                    Attn:  Harvey Sax, President/CEO
                                    (P)(404) 237-4646
                                    (F)(404) 237-3060

or such other address as HomeCom may designate from time to time by written notice to the Holder.

         (b)                        If to the Holder:

                                    The Malachi Group, Inc.
                                    Suite 1132
                                    3390 Peachtree Road NE
                                    Atlanta, Georgia 30326
                                    Attention: Porter Bingham
                                    (P) (404) 237-3031
                                    (F) (404) 467-6777

or such other address as the Holder may designate from time to time by written notice to HomeCom.

SECTION IX. SUPPLEMENTS AND AMENDMENTS. This Warrant may be amended and supplemented in writing signed by HomeCom and the Holder.

SECTION X. SUCCESSORS. This Warrant shall be binding upon and inure to the benefit of the respective successors and permitted assigns hereunder of HomeCom or the Holder.

SECTION XI. TERMINATION. This Warrant shall terminate at the close of business on the Expiration Date. Notwithstanding the foregoing, this Warrant will terminate on any earlier date when this Warrant has been exercised in full or has been redeemed or acquired by HomeCom.

SECTION XII. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Georgia.

SECTION XIII. JURISDICTION AND VENUE. Any judicial proceedings brought by or against any party on any dispute arising out of this Warrant or any matter related thereto shall be brought in the state or federal courts of Fulton County, Georgia and, by execution and delivery of this Warrant, each of the parties accepts for itself the exclusive jurisdiction and venue of the aforesaid courts as trial courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection

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with this Warrant after exhaustion of all appeals taken (or by the appropriate appellate court if such appellate court renders judgment).

SECTION XIV. BENEFITS OF THIS AGREEMENT. Nothing in this Warrant shall be construed to give to any person or corporation other than HomeCom and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of HomeCom and the Holder hereof.

SECTION XV. SEVERABILITY. If any provision of this Warrant is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Warrant shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Warrant shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Warrant. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Warrant a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

SECTION XVI. HEADINGS. The section and subsection headings herein are for convenience only and shall not affect the construction hereof.

         IN WITNESS WHEREOF, HomeCom has caused this Warrant to be duly executed as of the day and year first above written.

                                       HOMECOM INC.



                                       By:
                                           ----------------------------
                                       Name:
                                             --------------------------
                                       Title:
                                             --------------------------


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